SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-693 (Commission File Number)	36-1063330 (IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of form 8-K in accordance with SEC
Release Nos. 33-8216 and 34-47583.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     On September 28, 2005, Federal Signal Corporation issued an earnings release, reiterating the Company’s $1.2 billion revenue projection for 2005, while lowering the near-term operating margin outlook for its vehicle segments. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
     On September 28 2005, Federal Signal Corporation will be conducting scheduled meetings with current and potential investors. Robert D. Welding, President and Chief Executive Officer and Stephanie K. Kushner, Vice President and Chief Financial Officer will be reviewing the recent operational and financial performance of the Company and discussing the outlook for 2005. A copy of the presentation materials is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (c)      Exhibits

99.1	Press Release Dated September 28, 2005
99.2	Investor Presentation materials dated September 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: September 28, 2005	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated September 28, 2005.

99.2	Investor Presentation materials dated September 28, 2005.